UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Janus Aspen Series

(Exact Name of Registrant as Specified in Charter)

151 Detroit Street, Denver, Colorado 80206-4805

(Address of Principal Executive Offices)

303-333-3863

(Registrant’s Telephone No., including Area Code)

Stephanie Grauerholz — 151 Detroit Street, Denver, Colorado 80206-4805

(Name and Address of Agent for Service)

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For shareholders of Janus Aspen Series (the “Trust”)

May 5, 2016

Dear Shareholder:

As a shareholder of one or more Janus mutual funds, the Board of Trustees for your Fund is requesting that you vote on a proposal to elect eight Trustees to serve on the Board of Trustees of your Fund. The proposal will be presented to shareholders at a joint Special Meeting of Shareholders to be held on June 14, 2016. The proposal is briefly summarized below and in the Synopsis section that precedes the enclosed joint proxy statement (the “Proxy Statement”). The Proxy Statement includes a detailed discussion of the proposal, which you should read carefully. The Board of Trustees recommends that you vote to approve the proposal as presented.

The proposal for your consideration applies to all Janus funds, and asks that shareholders elect eight Trustees to serve on the Board of Trustees. Six of the individuals you are being asked to consider for election currently serve on the Funds’ Board of Trustees and the remaining two nominees would become new Trustees upon election. Each nominee is considered “independent,” meaning that the nominee is not affiliated with the Funds’ adviser or its related entities, and if elected would serve as an “Independent Trustee.”

The Independent Trustees of the Funds believe that the proposal is in the best interest of each Fund and its shareholders and have recommended that shareholders vote “FOR” the proposal.

You can vote in one of four ways:

•	By mail with the enclosed proxy card(s);

•	By Internet through the website listed in the proxy voting instructions;

•	By telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions; or

•	In person at the Special Meeting of Shareholders on June 14, 2016.

Your vote is important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposal, please call the proxy solicitor, Computershare Fund Services, at 1-866-492-0863.

Thank you for your consideration of the proposal. We value you as a shareholder and look forward to our continued relationship.

Sincerely,

/s/ William F. McCalpin

William F. McCalpin

Chairman of the Board of

Janus Aspen Series

JANUS ASPEN SERIES

151 Detroit Street

Denver, Colorado 80206

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a joint Special Meeting of Shareholders of Janus Aspen Series (the “Trust,” each separate series thereof, a “Fund”), has been called to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on June 14, 2016 at 9:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the “Meeting”). At the Meeting, shareholders of each Fund will be asked to vote on the proposal set forth below and to transact such other business, if any, as may properly come before the Meeting.

Proposal 1.    To elect eight Trustees, each of whom is considered “independent.”

Shareholders of record of each Fund, as of the close of business on April 5, 2016, will receive notice of the Meeting and will be entitled to vote at the Meeting with respect to the proposal.

Each Fund is available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Funds may also be available to certain qualified retirement plans. Individual contract owners are not the “shareholders” of a Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares on the applicable proposal(s) presented at the Meeting.

If you do not expect to attend the Meeting please complete, sign, and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States, or take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s). Prompt return of the enclosed proxy card(s) (or voting by Internet or telephone) will help your Fund to avoid the expenses of additional solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

By order of the Board of Trustees,

/s/ Bruce L. Koepfgen

Bruce L. Koepfgen

President and Chief Executive Officer of

Janus Aspen Series

May 5, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2016:

The enclosed Proxy Statement is available free of charge at janus.com/update.

The Funds’ most recent annual report and any more recent semiannual report are available free of charge at janus.com/variable-insurance.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

TABLE OF CONTENTS

SYNOPSIS	1
JOINT PROXY STATEMENT	3
Proposal 1 – Election of Trustees	4
Introduction	4
General Information Regarding the Board of Trustees	8
Committees of the Board of Trustees	10
Process for Identifying and Evaluating Trustee Nominees and Nominee Qualifications	11
Board Oversight of Risk Management	13
Trustee Share Ownership	14
Compensation of Trustees	15
Officers of the Trust	17
MANAGEMENT AND OTHER SERVICE PROVIDERS	18
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
ADDITIONAL INFORMATION ABOUT THE MEETING	20
Quorum and Voting	20
Fund Share Ownership	21
Solicitation of Proxies	21
Shareholder Proposals for Subsequent Meetings	22
Shareholder Communications	23
Reports to Shareholders and Financial Statements	23
Other Matters to Come Before the Meeting	24
APPENDICES
Appendix A – Nominating and Governance Committee Charter	A-1
Appendix B – Principal Officers of the Trust and Their Principal Occupations	B-1
Appendix C – Number of Outstanding Shares	C-1
Appendix D – 5% Beneficial Owners of Outstanding Shares	D-1

i

SYNOPSIS

The following synopsis is intended to provide an overview of the information provided in the joint proxy statement (the “Proxy Statement”) and to summarize the proposal to be considered at the joint Special Meeting of Shareholders, or at any adjournment or postponement thereof (the “Meeting”).

What is the purpose of this proxy solicitation?

The purpose of this proxy solicitation is to ask shareholders of each Fund to vote on the election of eight members of the Board of Trustees of the Funds (the “Board”).

Who are the nominees to be elected Trustees?

You are being asked to elect eight Trustees to serve on the Board: Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart, and Linda S. Wolf. All nominees, other than Raudline Etienne and Gary A. Poliner, are currently Trustees of the Trust and have served in that capacity since originally elected or appointed. Ms. Etienne and Mr. Poliner were unanimously approved by the Board to stand for election, upon a recommendation from the Trust’s Nominating and Governance Committee. Each of the current Trustees and Ms. Etienne and Mr. Poliner are considered “independent,” meaning that the Trustees and nominees are not affiliated with Janus Capital Management LLC (“Janus Capital”), the Funds’ adviser, or its related entities (an “Independent Trustee”).

Why am I being asked to elect Trustees?

The Funds are not required to hold annual meetings or to elect Trustees annually. Since the last Trustee election in 2010, the Board has sought to maintain its size at eight members, with each serving as an Independent Trustee. Currently, the Board only has six members, all of whom are Independent Trustees. While the Board ordinarily can fill vacancies without a shareholder vote, under applicable laws new Trustees may not be appointed if after such appointment two-thirds of the Trustees would not have been elected by shareholders, which would be the case if Ms. Etienne and Mr. Poliner were appointed to the Board. Accordingly, you are being asked to elect Ms. Etienne and Mr. Poliner and each currently serving Trustee as Independent Trustees (1) to return the Board to its normal size and (2) to provide the Board with flexibility going forward to replace Trustees as needed without the time and expense of unnecessary proxy solicitations.

Information about the Trustee nominees, including age, principal occupations during the past five years, and other information, such as the nominees’ experience, qualifications, attributes, or skills, is set forth in the Proxy Statement.

Additional Information

What is the recommendation of the Board of Trustees?

The Board of Trustees recommends that you vote “FOR” the proposal.

Who is eligible to vote?

Shareholders who owned shares of a Fund at the close of business on April 5, 2016 (the “Record Date”) will be entitled to be present and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value owned on all matters presented at the Meeting regarding their respective Fund.

How do I vote my shares?

You can vote in any one of four ways:

•	By mail, by sending the enclosed proxy card(s) (signed and dated) in the enclosed envelope;
•	By Internet, by going to the website listed on your proxy card;
•	By telephone, using the toll-free number listed on your proxy card; or
•	In person, by attending the Meeting on June 14, 2016 (or any adjournment or postponement thereof).

Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response within a few weeks, you may be contacted by Computershare Fund Services (“Computershare”), the proxy solicitor engaged by Janus Capital, who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the proposal by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek additional votes. Submitting your vote promptly will help to save costs associated with additional solicitations.

If I send my vote in now as requested, can I change it later?

Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206; (ii) submitting a subsequently executed proxy vote; or (iii) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return your proxy. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the proposal.

What is the required vote to approve the proposal?

Election of the Trustees will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds of the Trust voting in person or by proxy at the Meeting.

Quorum for consideration of the proposal at the Meeting is one-third of the outstanding shares entitled to vote of all Funds.

Who should I call for additional information about this Proxy Statement?

Please call Computershare, the proxy solicitor engaged by Janus Capital, at 1-866-492-0863.

May 5, 2016

JANUS ASPEN SERIES

Balanced Portfolio Enterprise Portfolio Flexible Bond Portfolio Forty Portfolio Global Allocation Portfolio – Moderate Global Research Portfolio Global Technology Portfolio	Global Unconstrained Bond Portfolio Janus Aspen INTECH U.S. Low Volatility Portfolio Janus Aspen Perkins Mid Cap Value Portfolio Janus Portfolio Overseas Portfolio

151 Detroit Street

Denver, Colorado 80206

JOINT SPECIAL MEETING OF SHAREHOLDERS

JOINT PROXY STATEMENT

This is a joint proxy statement (“Proxy Statement”) for the Janus funds listed above (each, a “Fund” and collectively, the “Funds”), each a series of Janus Aspen Series (the “Trust”). Proxies for a joint Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees of the Trust (the “Board,” the “Board of Trustees,” or the “Trustees”) to approve the following proposal that has already been approved by the Board:

Proposal 1.    For the Trust, to elect eight Trustees, each of whom is considered “independent.”

The joint Special Meeting of Shareholders will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on June 14, 2016 at 9:00 a.m. Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the “Meeting”). Any shareholder of record who owned shares of a Fund as of the close of business on April 5, 2016 (the “Record Date”), will receive notice of the Meeting and will be entitled to vote at the Meeting.

At the Meeting, you will be asked to vote on the proposal applicable to the Fund of which you held shares as of the Record Date. You should read the entire Proxy Statement before voting. If you have any questions, please call our proxy solicitor, Computershare Fund Services (“Computershare”), at 1-866-492-0863. This Proxy Statement, Notice of Special Meeting, and the proxy card(s) are first being mailed to shareholders and contract owners on or about May 5, 2016.

Each Fund is available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Funds may also be available to certain qualified retirement plans. Individual contract owners are not the “shareholders” of a Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares on the proposal presented at the Meeting.

The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of each Fund’s most recent annual report and any more recent semiannual report are available, without charge, by calling a Janus representative at 1-877-335-2687, via the Internet at janus.com/variable-insurance, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

PROPOSAL 1

ELECTION OF TRUSTEES

(All Janus funds)

Introduction

At the Meeting, shareholders of all Funds will be asked to elect eight individuals to constitute the Trust’s Board of Trustees. All nominees, other than Raudline Etienne and Gary A. Poliner, are currently Trustees of the Trust and have served in that capacity since originally elected or appointed. Ms. Etienne and Mr. Poliner were unanimously approved by the Board to stand for election, upon a recommendation from the Trust’s Nominating and Governance Committee.

The Funds are not required to hold annual meetings or to elect Trustees annually. Since the last Trustee election in 2010, the Board has sought to maintain its size at eight members, with each serving as a Trustee who is not an “interested” person (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Janus Capital, the Funds’ investment adviser, (an “Independent Trustee”). Currently, the Board only has six members, all of whom are Independent Trustees. While the Board ordinarily can fill vacancies without a shareholder vote, under applicable laws new Trustees may not be appointed if after such appointment two-thirds of the Trustees would not have been elected by shareholders, which would be the case if Ms. Etienne and Mr. Poliner were appointed to the Board. Accordingly, you are being asked to elect Ms. Etienne and Mr. Poliner and each currently serving Trustees as Independent Trustees (1) to return the Board to its normal size and (2) to provide the Board with flexibility going forward to replace Trustees as needed without the time and expense of unnecessary proxy solicitations.

The eight nominees for election as Trustees who receive the greatest number of votes from shareholders voting in person or by proxy at the Meeting will be elected as

Trustees of the Trust. These eight nominees were selected after careful consideration by the Trust’s Nominating and Governance Committee, a committee consisting entirely of Independent Trustees, and the nominations were approved by all of the current Independent Trustees. Six of the eight nominees currently serve as Trustees of the Trust. Each nominee has consented to serve as a Trustee and to being named in this Proxy Statement. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld.

If elected, each Trustee will serve as a Trustee until the next meeting of the shareholders, if any, called for the purpose of electing Trustees or until the election and qualification of a successor. If a Trustee sooner dies, resigns, retires (required at end of calendar year in which the Trustee turns age 75), or is removed as provided in the organizational documents of the Trust, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. If any or all of the nominees should become unavailable for election at the Meeting due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Independent Trustees may recommend.

The Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees. Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s organizational documents. Also, if at any time less than a majority of the Trustees holding office have been elected by the Trust’s shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing Trustees.

The nominees for Trustees and their backgrounds are shown on the following pages. This information includes each nominee’s name, age, principal occupation(s) and other information about the nominee’s professional background, including other directorships the nominee holds or held, during the past five years. The address of each nominee is 151 Detroit Street, Denver, Colorado 80206. Each nominee, other than Raudline Etienne and Gary A. Poliner, is currently a trustee of Janus Investment Fund (“JIF”), another registered investment company advised by Janus Capital (JIF and the Trust, are collectively referred to herein as the “Janus Funds”). Collectively, the Janus Funds consist of 58 series as of March 31, 2016.

Each Trustee or nominee is not an “interested” person of the Trust, as that term is defined in the 1940 Act.

Name, Age, and Position(s) with the Trust	Length of Time Served for the Trust	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee	Principal Occupation(s) and Other Directorships Held by Nominee During Past Five Years
Alan A. Brown DOB: 1962 Trustee	1/13-Present	58	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management). Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).
William D. Cvengros DOB: 1948 Trustee	1/11-Present	58	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994). Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Name, Age, and Position(s) with the Trust	Length of Time Served for the Trust	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee	Principal Occupation(s) and Other Directorships Held by Nominee During Past Five Years
Raudline Etienne DOB: 1965 Nominee	N/A	58	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011). Director of Brightwood Capital Advisors, LLC (since 2014).
William F. McCalpin DOB: 1957 Chairman Trustee	1/08-Present 6/02-Present	58	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006). Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grant making foundation).
Gary A. Poliner DOB: 1953 Nominee	N/A	58	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company. Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Name, Age, and Position(s) with the Trust	Length of Time Served for the Trust	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee	Principal Occupation(s) and Other Directorships Held by Nominee During Past Five Years
James T. Rothe DOB: 1943 Trustee	1/97-Present	58	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ. Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart DOB: 1944 Trustee	9/93-Present	58	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).
Linda S. Wolf DOB: 1947 Trustee	12/05-Present	58	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005). Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

General Information Regarding the Board of Trustees

The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Funds on behalf of Fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Funds’ service providers, including the investment management agreements with Janus Capital and the Funds’ subadvisers. The Trustees are also responsible for determining or changing the Funds’ investment objectives, policies, and available investment techniques, as well as for overseeing the Funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly with and without representatives of Janus Capital or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each Fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Funds overseen and the various investment objectives of those Funds; (2) the manner in which the Funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Fund’s portfolio and the distribution of Fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Funds in the complex.

There were six regular meetings and four special meetings of the Trustees held during the Trust’s fiscal year ended December 31, 2015. Each Trustee attended all of these meetings with few exceptions during that fiscal year. Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

The Board of Trustees proposed for election at the Meeting will be comprised of eight trustees. The Securities and Exchange Commission (“SEC”) has adopted rules that require at least 75% of the board members of a fund to be “independent” in order for the fund to take advantage of certain exemptive rules under the 1940 Act. If the slate of nominees is approved by shareholders, 100% of the Board of Trustees will continue to be “independent.”

Committees of the Board of Trustees

The Board of Trustees has six standing committees that perform specialized functions: an Audit Committee, a Brokerage Committee, an Investment Oversight Committee, a Legal and Regulatory Committee, a Nominating and Governance Committee, and a Pricing Committee. Each committee is comprised entirely of Independent Trustees and has a written charter that delineates its duties and powers. Each committee reviews and evaluates matters as specified in its charter and makes recommendations to the Trustees as it deems appropriate. Each committee may utilize the resources of counsel to the Independent Trustees and the Trust, independent auditors and other experts. The committees normally meet in conjunction with regular meetings of the Trustees but may convene at other times (in person or by telephone) as deemed appropriate or necessary. The membership and chairperson of each committee is appointed by the Trustees upon recommendation of the Trust’s Nominating and Governance Committee.

Audit Committee.    The Audit Committee reviews the Trust’s financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings, and the audit process. The Committee’s review of the audit process includes, among other things, the recommendation of the appointment and compensation of the Trust’s independent auditor, which performs the audits of the Funds’ financial statements, oversight of the independent auditor, and pre-approval of all audit and non-audit services. The Committee receives annual representations from the Trust’s independent auditor as to its independence. Currently, the members of the Audit Committee are: William D. Cvengros (Chairman) and William D. Stewart. The Committee held six meetings during the fiscal year ended December 31, 2015.

Brokerage Committee.    The Brokerage Committee reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of Fund portfolio transactions, including policies regarding the allocation of brokerage commissions, directed brokerage, “step-out” arrangements and client commission arrangements. Currently, the members of the Brokerage Committee are: Alan A. Brown (Chairman), James T. Rothe, and William D. Stewart. The Committee held four meetings during the fiscal year ended December 31, 2015.

Investment Oversight Committee.    The Investment Oversight Committee oversees the investment activities of the Funds. The Committee meets regularly with investment personnel at Janus Capital and any subadviser to a Fund to review the investment performance and strategies of the Funds in light of their stated investment objectives and policies. Currently, the members of the Investment Oversight Committee are: William F. McCalpin (Chairman), Alan A. Brown, William D. Cvengros, James T. Rothe, William D. Stewart, and Linda S. Wolf. The Committee held five meetings during the fiscal year ended December 31, 2015.

Legal and Regulatory Committee.    The Legal and Regulatory Committee oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, and oversees, among other matters, the implementation and administration of the Trust’s Proxy Voting Guidelines. Currently, the members of the Legal and Regulatory Committee are: Linda S. Wolf (Chairman), Alan A. Brown, and William F. McCalpin. The Committee held five meetings during the fiscal year ended December 31, 2015.

Nominating and Governance Committee.    The Nominating and Governance Committee identifies and recommends individuals for Trustee membership, consults with Fund management and the Board Chairman in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Governance Procedures and Guidelines adopted by the Trustees, which includes review of, and proposed changes to, Trustee compensation. In addition, the Nominating and Governance Committee leads the Trustees’ annual self-assessment process. Currently, the members of the Nominating and Governance Committee are: James T. Rothe (Chairman), William F. McCalpin, and Linda S. Wolf. The Committee held eight meetings during the fiscal year ended December 31, 2015.

Pricing Committee.    The Pricing Committee determines the fair value of restricted and other securities for which market quotations are not readily available, or that are deemed not to be reliable, pursuant to procedures adopted by the Trustees. The Committee also reviews other matters related to pricing the Funds’ securities. Currently, the members of the Pricing Committee are: William D. Stewart (Chairman), James T. Rothe, and Linda S. Wolf. The Committee held four meetings during the fiscal year ended December 31, 2015.

Process for Identifying and Evaluating Trustee Nominees and Nominee Qualifications

The Nominating and Governance Committee of the Board is responsible for identifying and nominating candidates for appointment as Trustees. As stated in the Committee’s charter, (1) the principal criterion for selection of candidates for the Board is the candidate’s ability to contribute to the overall functioning of the Board and to carry out the responsibilities of a Trustee, and (2) the Trustees should, collectively, represent a broad cross section of backgrounds, functional disciplines, and experience. In considering a potential candidate’s qualifications to serve as a Trustee, the Committee may also take into account a variety of other diverse criteria, including, but not limited to (i) knowledge of the investment company industry; (ii) relevant experience; (iii) educational background; (iv) reputation for high ethical standards and personal and professional integrity; (v) financial, technical or other expertise; (vi) time commitment to the performance of duties of a Trustee; (vii) stature commensurate with the responsibility of representing Fund shareholders; and (viii) if a candidate is nominated for an Independent Trustee position, that the person meets the independence criteria established by the 1940 Act and the Governance Procedures and Guidelines adopted by the Trustees.

Consistent with the Trust’s organizational documents and procedures adopted by the Committee, the Committee will consider Trustee nominations made by shareholders. Shareholders of a Fund may submit names of potential candidates for consideration by the Committee by submitting their recommendations to the Trust’s Secretary, at the address of the principal executive office of the Trust, in accordance with procedures adopted by the Committee. A copy of such procedures is included as Appendix 1 to the Nominating and Governance Committee Charter attached to this Proxy Statement as Appendix A.

The Committee may use any process it deems appropriate for identifying and evaluating candidates for service as a Trustee, which may include, without limitation, personal interviews, background checks, written submissions by the candidates, third party references and the use of consultants, including professional recruiting firms, which the Committee utilized to assist its efforts to identify and evaluate potential nominees during its most recent search. The Committee will evaluate nominees for a particular vacancy using the same process regardless of whether the nominee is submitted by a Fund shareholder or identified by some other means. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, the contributions of individual Trustees, whether the Board has an appropriate size and the right mix of characteristics, experiences and skills, and whether the age distribution and diversity among the Trustees is appropriate.

After completion of its process to identify and evaluate Trustee nominees, and after giving due consideration to all factors it deemed appropriate, the Committee approved for nomination, and recommended that the Trustees approve for nomination, the eight nominees identified below. The Committee believes that if elected, each of the nominees qualifies to serve as an Independent Trustee. Each nominee’s background is detailed above. The Committee and the Trustees considered the totality of the information available to them, and took into account the specific experience, qualifications, attributes or skills discussed below to conclude that each nominee should serve as a Trustee, in light of the Trust’s business and structure. In reaching these conclusions, the Committee and the Trustees, in the exercise of their reasonable business judgment, evaluated each nominee based on the criteria described above, and reviewed the specific experience, qualifications, attributes or skills that each nominee presented, none of which by itself was considered dispositive.

Alan A. Brown:    Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013.

William D. Cvengros:    Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.

Raudline Etienne:    Service as Deputy Controller and Chief Investment Officer of a large public pension fund and Senior Vice President and Senior Adviser to a global strategy firm.

William F. McCalpin:    Service as Chief Executive Officer of an impact investment firm, Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.

Gary A. Poliner:    Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, and service as director and Chairman and Director of unaffiliated fund complexes.

James T. Rothe:    Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.

William D. Stewart:    Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.

Linda S. Wolf:    Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.

Board Oversight of Risk Management

Janus Capital, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, as part of its overall oversight responsibilities for the Funds’ operations, oversees Janus Capital’s risk management efforts with respect to the Funds. In the exercise of its reasonable business judgment, the Board also separately considers potential risks that may impact the Funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk; (2) senior managers responsible for oversight of portfolio construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Funds’ other service providers and from independent consultants hired by the Board.

Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with the Funds’ portfolio transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board.

The Board has appointed a Chief Compliance Officer for the Funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Capital’s Chief Compliance Officer, discusses relevant risk issues that may impact the Funds and/or Janus Capital’s services to the Funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Funds’ compliance policies and procedures that could expose the Funds to additional risk or adversely impact the ability of Janus Capital to provide services to the Funds.

The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Funds’ risk management process.

Trustee Share Ownership

Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.

The Trustees and nominees cannot directly own shares of the Funds without purchasing an insurance contract through one of the participating insurance companies or through a qualified retirement plan. To the best knowledge of the Trust, such Trustees as a group do not directly or beneficially own any outstanding shares of the Funds. The Trustees and nominees may, however, own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Funds but offered through different distribution channels. The table below gives the aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (58 funds as of December 31, 2015), owned by each Trustee and nominee as of December 31, 2015.

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Funds
Independent Trustees
William F. McCalpin	None	Over $100,000	(1)
Alan A. Brown	None	Over $100,000
William D. Cvengros	None	Over $100,000
James T. Rothe	None	Over $100,000	(1)
William D. Stewart	None	Over $100,000
Linda S. Wolf	None	Over $100,000	(1)
Trustee Nominees
Raudline Etienne	None	$10,001-$50,000
Gary A. Poliner	None	None

(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.

Compensation of Trustees

The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds and those amounts are included below. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee not considered an “independent” Trustee, for their services as Trustees or officers. All of the Trustees or nominees are “independent;” therefore, none of the Trustees are paid by Janus Capital. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds’ Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

The Trust’s Nominating and Governance Committee, which consists solely of Independent Trustees, annually reviews and recommends to the Independent Trustees any changes to compensation paid by the Funds to the Independent Trustees. The Independent Trustees also meet at least annually to review their fees in connection with the recommendations of the Nominating and Governance Committee, to ensure that such fees continue to be appropriate in light of the Trustees’ responsibilities as well as in relation to fees paid to trustees of other similarly situated mutual fund complexes.

The following table shows the aggregate compensation paid to each current Independent Trustee by the Trust, as well as the total compensation paid by all of the Janus Funds during the calendar year 2015. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. The Trustees have established a deferred compensation plan under which a Trustee may elect to defer receipt of all, or a portion, of the compensation earned for services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”).

Name of Person, Position	Aggregate Compensation From the Trust for calendar year ended December 31, 2015(1)	Total Compensation from the Janus Funds for calendar year ended December 31, 2015(2)(3)
Independent Trustees
William F. McCalpin, Chairman and Trustee(4)(5)	$26,402	$382,000
Alan A. Brown, Trustee(5)	$18,667	$269,000
William D. Cvengros, Trustee(5)	$18,795	$272,000
James T. Rothe, Trustee(5)	$19,049	$279,000
William D. Stewart, Trustee(5)	$18,312	$267,000
Linda S. Wolf, Trustee(5)	$19,408	$282,000
Trustee Nominees
Raudline Etienne*	N/A	N/A
Gary A. Poliner†	N/A	N/A

*	Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. During the calendar year ended December 31, 2015, Ms. Etienne received total compensation of $264,000 from the Janus Funds for serving as an independent consultant to the Trustees.
†	Gary A. Poliner was appointed consultant to the Trustees effective January 1, 2016 and did not receive compensation from the Janus Funds during the calendar year ended December 31, 2015.
(1)	Includes compensation for service on behalf of 13 Funds.
(2)	For all Trustees, includes compensation for service on the boards of two Janus trusts comprised of 58 portfolios.
(3)	Total Compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $38,200 and James T. Rothe $279,000.
(4)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(5)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Funds includes additional compensation paid for service as chair of one or more committees of the Board of Trustees during certain periods.

Officers of the Trust

The officers of the Trust and their principal occupations are set forth in Appendix B to this Proxy Statement.

The Independent Trustees of the Trust unanimously recommend that you vote “FOR” each nominee.

MANAGEMENT AND OTHER SERVICE PROVIDERS

Investment Adviser and Administrator.    Janus Capital, located at 151 Detroit Street, Denver, Colorado 80206, serves as the investment adviser and administrator to the Funds.

Distributor.    Janus Distributors, a wholly-owned subsidiary of Janus Capital, located at 151 Detroit Street, Denver, Colorado 80206, serves as distributor of the Funds.

Transfer Agent.    Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, located at 151 Detroit Street, Denver, Colorado 80206, serves as the transfer agent to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the Audit Committee’s recommendation, the Board of Trustees, all of whom are Independent Trustees, selected PricewaterhouseCoopers LLP (“PwC”) as the Trust’s independent registered public accounting firm during the Trust’s current fiscal year. In accordance with Independence Standards Board Standard No. 1 (“ISB No. 1”), PwC has confirmed to the Trust’s Audit Committee that it is an independent registered accounting firm with respect to the Funds. Representatives of PwC will be available at the Meeting to answer appropriate questions concerning the Trust’s financial statements and will have an opportunity to make a statement if they so choose.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by PwC for the audit of the Funds’ annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years were $462,782 in 2015 and $444,064 in 2014.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under “Audit Fees” above were $29,536 in 2015 and $26,600 in 2014.

The nature of the services comprising the fees disclosed under this category includes the review of semiannual reports to shareholders.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by PwC for tax compliance, tax advice, and tax planning were $115,544 in 2015 and $158,803 in 2014.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

All Other Fees

No fees were billed by PwC for products and services provided to the Trust, other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above, in each of the last two fiscal years of the Funds.

Pre-Approval of Certain Services

The Trust’s Audit Committee Charter requires the Audit Committee to pre-approve any engagement of PwC (i) to provide audit or non-audit services to the Trust or (ii) to provide non-audit services to Janus Capital or entities controlling, controlled by, or under common control with Janus Capital that provide ongoing services to the Funds (collectively, “Fund Service Providers”), if the engagement relates directly to the operations and financial reporting of the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “Pre-Approval Exception”). The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an Independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

None of the services rendered by PwC to the Funds or to Janus Capital (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any Fund Service Providers for the fiscal years ending in 2015 and 2014 were pre-approved by the Audit Committee pursuant to the Pre-Approval Exception.

Non-Audit Fees

The aggregate non-audit fees billed by PwC for services rendered to the Trust, and rendered to Janus Capital (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Providers for each of the last two fiscal years were $182,380 in 2015 and $251,913 in 2014.

The Audit Committee has considered whether the provision of non-audit services that were rendered to Janus Capital (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

ADDITIONAL INFORMATION ABOUT THE MEETING

Quorum and Voting

Shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of shares held in such shareholder’s name as of the Record Date. If you are not the owner of record, but are a beneficial owner as a participant in a qualified plan or a contract owner of a variable insurance contract, your qualified plan or insurance company may request that you provide instruction on how to vote the shares you beneficially own. It is important to note that qualified plans and insurance companies generally vote all shares proportionately in accordance with the instructions they have received. In addition, qualified plans and insurance companies generally do not require voting instructions from a minimum number of beneficially owned shares in order to vote the shares held and, as a result, a relatively small number of participants in qualified plans or contract owners can determine the manner in which a qualified plan or an insurance company votes. Your qualified plan or insurance company can provide you with additional information.

One-third of the outstanding shares entitled to vote at the Meeting with respect to the Funds shall be a quorum for the transaction of business at the Meeting. Any lesser number is sufficient for adjournments. Quorum with respect to the proposal is described in greater detail below. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting with respect to the Funds, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the proposal. Any such adjournment as to the proposal will require the affirmative vote of the holders of a majority of the shares of the Funds, present in person or by proxy at the Meeting. If a quorum is not present, the persons named as proxies will vote those proxies for the Funds (excluding broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interest of shareholders of the Funds.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by a Fund, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. For purposes of voting on the proposal, abstentions and “broker non-votes” will be counted as present for purposes of determining whether a quorum is present, but will have no other effect on the proposal, for which the required vote is a plurality (the greatest number) of votes cast.

Proposal 1:    Election of Trustees

Shareholders of the Funds will vote together. The presence in person or by proxy of the holders of record of one-third of the aggregate total shares outstanding entitled to vote of all Funds constitutes a quorum at the Meeting with respect to this Proposal.

Fund Share Ownership

The number of outstanding shares of each class of each Fund, as applicable, as of the close of business on the Record Date, is included in Appendix C to this Proxy Statement.

Shares of each Fund are offered for purchase through an insurance contract of a Participating Insurance Company or through a qualified plan. As of March 31, 2016, unless otherwise noted, all of the outstanding shares of each Fund were owned by certain insurance company separate accounts and qualified plans. The percentage ownership of each separate account or qualified plan owning 5% or more of the outstanding shares of each class of each Fund is provided in Appendix D to this Proxy Statement.

Solicitation of Proxies

The cost of the preparation of these proxy materials and their distribution, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, will be paid by the Funds.

Janus Capital has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Funds. The aggregate costs for engaging Computershare are estimated to be approximately $842,000. Among other things, Computershare will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Insurance companies and qualified plans may be required to forward soliciting material to the beneficial owners of shares of a Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Funds for their expenses.

As the date of the Meeting approaches, certain shareholders whose votes have not been received may receive telephone calls from a representative of Computershare. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for certain identifying information from each shareholder. Then the representative will ask the shareholder to vote their shares by telephone, and ask for the shareholder’s instructions on the proposal(s). Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The representative may read the recommendation set forth in this Proxy Statement. The representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call 1-866-492-0863 immediately if his or her instructions are not accurately reflected in the confirmation.

Telephone Touch-Tone Voting.    Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting.    Shareholders may provide their voting instructions through Internet voting by following the instructions on the proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet session, will, upon request, receive an e-mail confirming their voting instructions.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage-paid envelope provided or otherwise mailed or provided to the shareholder, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s) may contact Computershare at 1-866-492-0863. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy.    Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, will be voted “FOR” the proposal(s), as described in this Proxy Statement.

Shares Held by Accounts of Insurance Companies.    Shares of the Funds may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from its other variable contract holders for that separate account.

Shareholder Proposals for Subsequent Meetings

The Funds are not required, and do not intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the Amended and Restated Trust Instrument and the Bylaws of the Trust.

Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Fund’s proxy statement for a particular meeting.

Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund’s proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.

A shareholder wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send the written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before a Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Funds began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust’s Secretary at the address of the Trust’s principal executive office. All such communications received by the Trust’s Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Reports to Shareholders and Financial Statements

The annual report to shareholders of the Funds, including financial statements of each Fund, has previously been sent to shareholders. The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of the Funds’ most recent annual report and any more recent semiannual report are available, without charge, by calling a Janus representative at 1-877-335-2687, via the Internet at janus.com/variable-insurance, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

Other Matters to Come Before the Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matter described in this Proxy Statement. Should any other matter requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters, in accordance with their best judgment in the interest of the Trust and/or Funds.

Please complete, sign, and return the enclosed proxy card(s) or vote by Internet or telephone promptly. No postage is required if you mail your proxy card(s) in the United States.

By order of the Board of Trustees,

/s/  Bruce L. Koepfgen

Bruce L. Koepfgen

President and Chief Executive Officer of

Janus Aspen Series

LIST OF APPENDICES

APPENDIX A:	Nominating and Governance Committee Charter
APPENDIX B:	Principal Officers of the Trust and Their Principal Occupations
APPENDIX C:	Number of Outstanding Shares
APPENDIX D:	5% Beneficial Owners of Outstanding Shares

APPENDIX A

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

JANUS ASPEN SERIES

JANUS INVESTMENT FUND

(Adopted December 5, 2000; Revised December 10, 2001; December 10, 2002;

September 16, 2003; March 16, 2004; June 15, 2004; June 14, 2005; June  14, 2006;

June 20, 2008; July 6, 2009; June 24, 2010; June 23, 2011; June 21, 2012)

I.     PURPOSE

The Nominating and Governance Committee (the “Committee”) is a committee of the Board of Trustees (“Board” or “Trustees”) of each of Janus Aspen Series and Janus Investment Fund (each a “Trust” and, together, the “Trusts” and each series thereof, a “Fund”). Its primary functions are to:

•	identify and recommend individuals for Trustee membership,
•	consult with management and the Chair of the Trustees in planning Trustee meetings, and
•	oversee the administration of, and ensure compliance with, the Governance Procedures and Guidelines (the “Procedures and Guidelines”) adopted by the Trusts as in effect from time to time.

II.   COMPOSITION

The Committee shall be comprised of three or more Independent Trustees, who shall be designated by a majority vote of the Trustees. Independent Trustees are those Trustees of the Trusts who are not “interested persons” of the Trusts, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and who meet the standards for independence set forth in the Procedures and Guidelines.

The members and Chair of the Committee shall be elected by the Trustees annually and serve until their respective successors shall be duly elected and qualified.

III.  MEETINGS

The Committee shall meet four times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee. The presence in person or by telephone of a majority of the number of Committee members shall constitute a quorum at any meeting. If a quorum is not present, the member(s) of the Committee who is/are present may select any other Independent Trustee(s) to serve on the Committee for such meeting to constitute a quorum. The Committee may ask management and representatives of the Trusts’ servicing agents to attend meetings and provide pertinent information as appropriate.

IV.  RESPONSIBILITIES AND DUTIES

In performing its duties, the Committee will maintain effective working relationships with the Trustees and management. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership. Each Committee member will also achieve an understanding of the Trusts’ separation of duties and responsibilities among the investment adviser, sub-adviser(s), if any, custodian, transfer agent, fund accounting function and principal accounting officer, and the risks associated with such responsibilities. The duties and responsibilities of a Committee member shall be in addition to his or her duties as a Trustee and include responsibility to prepare for, attend to the extent possible, and actively participate in Committee meetings. Members may pursue training related to their responsibilities.

A.    Trustee Nominations, Elections, and Training

The Committee shall:

1.	Identify and nominate candidates for appointment as Trustees of the Trusts. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Boards and to carry out the responsibilities of the Trustees. The Trustees, collectively, should represent a broad cross section of backgrounds, functional disciplines, and experience. In addition, in considering a potential candidate’s qualifications to serve as a Trustee of a Trust, the Committee may take into account a wide variety of criteria, including, but not limited to:

(a)	The candidate’s knowledge in matters related to the investment company industry, any professional licenses, designations, or certifications currently or previously held;

(b)	The candidate’s relevant experience, including as a director or senior officer of public or private companies, or service as a director/trustee of a registered investment company;

(c)	The candidate’s educational background;

(d)	The candidate’s reputation for high ethical standards and personal and professional integrity;

(e)	Any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Trustees’ existing mix of skills and qualifications;

(f)	The candidate’s willingness to serve, and willingness and ability to commit the time necessary for the performance of the duties of a Trustee, including high attendance at regular and special meetings and participation in committee activities as needed;

(g)	The candidate must exhibit stature commensurate with the responsibility of representing Fund shareholders;

(h)	If the nomination is for an “independent” trustee, the candidate must not be considered an “interested” person of the Fund, Janus Capital Management LLC (“Janus Capital”), or any sub-adviser to a Fund or Janus Distributors LLC, as defined under the 1940 Act;

(i)	The candidate must otherwise be qualified under applicable laws and regulations to serve as a trustee of the applicable Trust; and

(j)	Such other criteria as the Committee determines to be relevant in light of the existing composition of the Board, number of Board members and any anticipated vacancies or other factors.

Although Janus Capital, current Trustees, current shareholders of a Fund and any other person or entity that may be deemed necessary or desirable by the Committee, may submit to the Committee suggested candidates for Trustees, neither the Committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trusts’ Secretary in accordance with the Procedures for Consideration of Trustee Candidates Submitted by Shareholders (“Shareholder Nomination Procedures”) attached as Appendix 1. The Trusts’ Secretary will forward all such recommendations to the Chair of the Committee (or his designee) promptly upon receipt, and, for shareholder recommendations, in accordance with the Shareholder Nomination Procedures.

The Committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. The Committee shall be empowered to use Trust assets to retain consultants and other professionals to assist in the process of evaluating candidates. There is no difference in the manner by which the Committee will evaluate nominees when the nominee is submitted by a shareholder.

The Committee reserves the right to make the final selection regarding the nomination of any Trustee of a Trust and to recommend such nomination to the Independent Trustees of the applicable Trust.

2.	Review periodically the composition and size of the Board of Trustees to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees.

3.	Oversee arrangements for orientation of new Independent Trustees, continuing education for the Independent Trustees, and an annual evaluation of the performance of the Independent Trustees in accordance with the Procedures and Guidelines.

B.    Committee Nominations and Functions

The Committee shall:

1.	Identify and recommend individuals for membership on all committees, recommend individuals to chair committees, and review committee assignments at least annually.

2.	Review as necessary the responsibilities of each committee, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

C.    Governance Oversight

The Committee shall:

1.	Oversee the governance processes and activities of the Trustees to assure conformity to the Procedures and Guidelines.

2.	Recommend an Independent Trustee of the Trust for appointment by the Trustees as Chair of the Trustees, as described in each Trust’s Declaration of Trust or Trust Instrument, or by-laws. The Chair of the Trustees may perform the following functions:

(a)	Act as the primary contact between Janus Capital and the Trustees, undertaking to meet or confer periodically with members of the Janus Capital executive team regarding matters related to the operations and performance of the Trusts;

(b)	Coordinate the Trustees’ use of outside resources, including consultants or other professionals;

(c)	Coordinate an annual schedule of portfolio reports to the Trustees;

(d)	Conduct the Trustee meetings;

(e)	Confer with Janus Capital personnel and counsel for the Independent Trustees in planning agendas for regular board and committee meetings; and

(f)	Perform such other duties as the Independent Trustees may determine from time to time.

3.	Review annually the Procedures and Guidelines, and recommend changes, if any, to the Trustees.

D.    Trustee Meeting Planning

The Committee shall consult with management in planning Trustee meetings and may from time to time recommend agenda items, or request presentations from particular service providers, consultants, or portfolio managers, either to the Committee or the Trustees.

E.    Other Responsibilities and Duties

The Committee shall:

1.	Review annually the compensation of the Independent Trustees and determine whether to recommend to the Trustees any change in the schedule of compensation. The Committee may also recommend that the Trustees authorize the payment of supplemental compensation to any one or more Independent Trustees in view of special responsibilities assumed, services rendered or any other appropriate factors.

2.	Authorize and oversee investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to use Trust assets to retain independent counsel, consultants, and other professionals to assist in the conduct of any investigation or to advise the Committee. Janus Capital will report any use of Trust assets for such purpose quarterly to the Trustees.

3.	Review this Charter at least annually and recommend changes, if any, to the Trustees.

4.	Perform any other activities consistent with this Charter, each Trust’s Declaration of Trust or Trust Instrument, by-laws, and governing law as the Committee or Trustees deem necessary or appropriate.

5.	Report its significant activities to the Trustees and make such recommendations with respect to the foregoing matters as the Committee may consider necessary or appropriate.

6.	Maintain minutes of its meetings.

Appendix 1

JANUS INVESTMENT FUND

JANUS ASPEN SERIES

(each a “Trust,” and together, the “Trusts,” and each

series of a Trust, a “Fund”)

PROCEDURES FOR CONSIDERATION OF TRUSTEE CANDIDATES SUBMITTED BY SHAREHOLDERS

(Adopted March 16, 2004; Revised July 6, 2009; Revised June 24, 2010; June 23, 2011)

The Trusts’ Nominating and Governance Committee (“Committee”) is responsible for identifying and nominating candidates for appointment as Trustees of the Trusts. Shareholders of a Fund may submit names of potential candidates for nomination as Trustee of a Trust in accordance with these Procedures.

A candidate for nomination as Trustee of a Trust submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.    A shareholder of a Fund who wishes to nominate a candidate for election to a Trust’s Board of Trustees (“Nominating Shareholder”) must submit any such recommendation in writing via regular mail to the attention of the Secretary of the Trust, at the address of the principal executive offices of the Trust (“Shareholder Recommendation”).

2.    The Shareholder Recommendation must include: (i) the class or series and number of all shares of the Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, any professional licenses, designations or certifications currently or previously held, any non-profit activities relevant to board services, experience as a director or senior officer of public or private companies, and directorships on other boards or other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the Investment Company Act of 1940, as amended) of the Fund, Janus Capital Management LLC, or any sub-adviser to a Fund, and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the Nominating

Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made, and if none, so specify; (vi) the class or series and number of all shares of the Fund owned of record or beneficially by a candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

3.    The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 2 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve as a Trustee of a Trust. If the Nominating Shareholder fails to provide such other information in writing within fourteen days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee is not required to consider such candidate.

Unless otherwise specified by the Committee chair (or his designee) or by outside counsel to the independent Trustees, the Secretary of the Trust (or her designee) will promptly forward all Shareholder Recommendations to the Committee chair (or his designee) and the outside counsel to the independent Trustees of the Trust, indicating whether the Shareholder Recommendation has been properly submitted pursuant to these Procedures.

Recommendations for candidates as Trustees of a Trust will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies. When the Committee is not actively recruiting new Trustees, Shareholder Recommendations will be kept on file until active recruitment is under way.

APPENDIX B

PRINCIPAL OFFICERS OF THE TRUST AND THEIR PRINCIPAL OCCUPATIONS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Global Allocation Portfolio – Moderate	9/14-Present	Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014) and Partner and Portfolio Manager for Platinum Grove Asset Management (2003-2010).

Jean Barnard 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Portfolio	1/16-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Balanced Portfolio	12/15-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Global Allocation Portfolio – Moderate	1/14-Present	President, Head of Investments for Janus Capital (since 2016) and Portfolio Manager for other Janus accounts. Formerly, Chief Investment Officer Equities and Asset Allocation for Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.

Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Enterprise Portfolio	11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Christopher H. Diaz 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Global Bond Portfolio	5/15-Present	Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager for ING (2000-2011).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Global Technology Portfolio	1/16-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

William H. Gross 151 Detroit Street Denver, CO 80206 DOB: 1944	Executive Vice President and Lead Portfolio Manager Global Unconstrained Bond Portfolio	1/15-Present	Portfolio Manager for other Janus accounts. Formerly, Managing Director, Chief Investment Officer, and a founding partner of Pacific Investment Management Company LLC (“PIMCO”) (1971-2014).

Brinton Johns 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Global Technology Portfolio	1/14-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Flexible Bond Portfolio	12/15-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Portfolio Manager Overseas Portfolio	1/16-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager for Northern Trust (2008-2011).

Ryan Myerberg 151 Detroit Street Denver, CO 80206 DOB: 1979	Executive Vice President and Co-Portfolio Manager Global Bond Portfolio	12/15-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Balanced Portfolio	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Forty Portfolio	6/13-Present	Portfolio Manager for other Janus accounts. Formerly, Partner and Portfolio Manager for Chautauqua Capital Management (2012-2013) and Portfolio Manager for Marsico Capital Management, LLC (2007-2012).

Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Flexible Bond Portfolio	12/15-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.
	Executive Vice President and Co-Portfolio Manager Balanced Portfolio	12/15-Present

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Forty Portfolio	1/16-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

J. Bradley Slingerlend 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Global Technology Portfolio	5/11-Present	Portfolio Manager for other Janus accounts.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Flexible Bond Portfolio	5/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

	Executive Vice President and Co-Portfolio Manager Balanced Portfolio	12/15-Present

Carmel Wellso 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Global Research Portfolio	12/14-Present	Vice President and Director of Research of Janus Capital; and Portfolio Manager for other Janus accounts. Formerly, Research Analyst for Janus Capital (2008-2014).

Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Portfolio	5/11-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Assistant Director of Equity Research (2009-2014), and Portfolio Manager (2006-2011) for Global Technology Portfolio.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Senior Vice President and Chief Legal Counsel of Janus Capital and Senior Vice President of Janus Services LLC (since 2015). Formerly, Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (2007-2015).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013) and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

APPENDIX C

NUMBER OF OUTSTANDING SHARES

The following table shows, as of the close of business on April 5, 2016, the number of outstanding shares of each class of each Fund, as applicable:

Fund	Share Class	Total Number of Outstanding Shares
	Balanced Portfolio
	Institutional Shares	14,071,182.204
	Service Shares	59,749,573.373
	Enterprise Portfolio
	Institutional Shares	7,255,416.034
	Service Shares	6,459,081.963
	Flexible Bond Portfolio
	Institutional Shares	29,844,219.677
	Service Shares	27,914,100.767
	Forty Portfolio
	Institutional Shares	7,874,054.220
	Service Shares	13,858,652.311
	Global Allocation Portfolio – Moderate
	Institutional Shares	5,619.869
	Service Shares	926,645.889
	Global Research Portfolio
	Institutional Shares	12,380,208.235
	Service Shares	4,978,678.174
	Global Technology Portfolio
	Institutional Shares	1,163,821.475
	Service Shares	21,404,135.534
	Global Unconstrained Bond Portfolio
	Institutional Shares	100,550.370
	Service Shares	525,092.351
	Janus Aspen INTECH U.S. Low Volatility Portfolio
	Service Shares	50,559,015.228
Janus Aspen Perkins Mid Cap Value Portfolio
	Institutional Shares	2,125,338.901
	Service Shares	4,008,807.958
Janus Portfolio
	Institutional Shares	12,028,375.972
	Service Shares	5,277,252.799
Overseas Portfolio
	Institutional Shares	6,394,465.995
	Service Shares	22,346,807.811

C-1

APPENDIX D

5% BENEFICIAL OWNERS OF OUTSTANDING SHARES

The officers and Trustee nominees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified retirement plan. To the best knowledge of the Trust, such officers and Trustee nominees individually, and collectively as a group, do not directly or beneficially own any outstanding Shares of the Portfolios. To the best knowledge of the Trust, unless otherwise noted, as of March 31, 2016, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or qualified plan owning 5% or more of the outstanding Shares of any Portfolio is listed below.

To the best knowledge of the Trust, no qualified plan owned 10% or more of the shares of the Trust as a whole.

From time to time, a Portfolio may have a concentration of several shareholders holding a significant percentage of Shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, are typically voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts’ voting rights typically are passed through to contract owners, the insurance companies themselves may not exercise voting control over the shares held in those accounts.

Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Balanced Portfolio Institutional Shares	GE Life & Annuity Company Richmond, VA	19.96%
	Zurich American Life Insurance Company	15.90%
	Variable Annuity Separate Account
	Mercer Island, WA
	Annuity Investors Life Insurance Company	12.29%
	Cincinnati, OH
	Jefferson National Life Insurance	7.67%
	Louisville, KY
	Allstate Life Insurance	7.50%
	Palatine, IL
	Lincoln National Life Insurance Company	5.28%
	Lincoln Life Flexible Premium
	Variable Life Account S
	Fort Wayne, IN
	Transamerica Premier Life Insurance Company	5.10%
	TPLIC – Acct B
	Cedar Rapids, IA

Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Enterprise Portfolio Institutional Shares	GE Life & Annuity Company Richmond, VA	12.45%
	Zurich American Life Insurance Company	11.32%
	Variable Annuity Separate Account
	Mercer Island, WA
	DCGT As Ttee &/or Cust	10.14%
	FBO PLIC Various Retirement Plans Omnibus
	Des Moines, IA
	Allstate Life Insurance	8.95%
	Palatine, IL
	Jefferson National Life Insurance	8.21%
	Louisville, KY
	Fidelity Investments Institutional Operations Company Inc.	6.68%
	As Agent for Certain Employee Ben Plans
	Covington, KY
	Transamerica Premier Life Insurance Company	6.28%
	TPLIC – Acct B
	Cedar Rapids, IA
	Annuity Investors Life Insurance Company	5.30%
	Cincinnati, OH
Flexible Bond Portfolio Institutional Shares	AUL Group Retirement Account II Indianapolis, IN	22.85%
	Great West Life & Annuity	16.01%
	Client Plans
	Greenwood Village, CO
	AUL Individual Variable Annuity	11.39%
	Unit Trust 1
	Indianapolis, IN
	JPMorgan Chase Bank, N.A. As Custodian	11.01%
	FBO Connecticut General Life Insurance Company
	FBO P 69339
	Brooklyn, NY
	AUL American Investment Trust	10.56%
	Indianapolis, IN
	GE Life & Annuity Company	5.10%
	Richmond, VA

Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Forty Portfolio Institutional Shares	DCGT As Ttee &/or Cust FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	15.81%
	GE Life & Annuity Company	13.63%
	Richmond, VA
	Farmers New World Life Insurance Company	7.57%
	Mercer Island, WA
	Mass Mutual Life Insurance Company	6.68%
	Springfield, MA
	Transamerica Premier Life Insurance Company	6.14%
	TPLIC – Acct B
	Cedar Rapids, IA
	Annuity Investors Life Insurance Company	5.95%
	Cincinnati, OH
Global Allocation Portfolio – Moderate Institutional Shares	Janus Capital Group Inc. Denver, CO	100%*
Global Research Portfolio Institutional Shares	NYLife Distributors Parsippany, NJ	34.88%
	GE Life & Annuity Company	9.81%
	Richmond, VA
	Zurich American Life Insurance Company	7.31%
	Variable Annuity Separate Account
	Mercer Island, WA
	Allstate Life Insurance	5.04%
	Palatine, IL
Global Technology Portfolio Institutional Shares	Transamerica Premier Life Insurance Company TPLIC – Acct B Cedar Rapids, IA	48.05%
	Great West Life & Annuity	32.32%
	Client Plans
	Greenwood Village, CO
	Lincoln Life & Annuity of NY	6.85%
	Account R LSVUL
	Fort Wayne, IN
	Allstate Life Insurance	5.03%
	Palatine, IL
Global Unconstrained Bond Portfolio Institutional Shares	Janus Capital Group Inc. Denver, CO	100%*

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Portfolio.

Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Janus Aspen Perkins Mid Cap Value Portfolio Institutional Shares	TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company Charlotte, NC	23.87%
	Transamerica Life Insurance Company	20.58%
	EM Private Placement
	Cedar Rapids, IA
	Jefferson National Life Insurance	19.63%
	Louisville, KY
	Transamerica Premier Life Insurance Company	18.25%
	TPLIC – Acct B
	Cedar Rapids, IA
	Great West Life & Annuity	7.75%
	Client Plans
	Greenwood Village, CO
Janus Portfolio Institutional Shares	Pruco Life Insurance Company Newark, NJ	15.82%
	Pruco Life Insurance Company	14.98%
	Newark, NJ
	GE Life & Annuity Company	13.81%
	Richmond, VA
	Allstate Life Insurance	7.91%
	Palatine, IL
	Zurich American Life Insurance Company	7.44%
	Variable Annuity Separate Account
	Mercer Island, WA
	Jefferson National Life Insurance	6.16%
	Louisville, KY
	Transamerica Premier Life Insurance Company	5.43%
	TPLIC – Acct B
	Cedar Rapids, IA
Overseas Portfolio Institutional Shares	Pruco Life Insurance Company Newark, NJ	32.94%
	GE Life & Annuity Company	14.97%
	Richmond, VA
	American General Life Insurance Company	14.91%
	Houston, TX
	Annuity Investors Life Insurance Company	6.82%
	Cincinnati, OH
	Transamerica Premier Life Insurance Company	5.39%
	TPLIC – Acct B
	Cedar Rapids, IA

Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Balanced Portfolio Service Shares	Pacific Life Insurance Company Separate Account A Newport Beach, CA	61.49%
	Ohio National Life Insurance Company	8.83%
	FBO Its Separate Accounts
	Cincinnati, OH
	GE Life & Annuity Assurance Company	6.53%
	Richmond, VA
Enterprise Portfolio Service Shares	Lincoln Life Account R NG Fort Wayne, IN	18.71%
	Nationwide Life Insurance Company	16.82%
	NWPP
	Columbus, OH
	MetLife Insurance Company USA	13.83%
	Hartford, CT
	IDS Life Insurance Corp	7.24%
	FBO VUL III
	Minneapolis, MN
	Security Benefit Life Insurance Company	6.87%
	FBO Unbundled
	Topeka, KS
	Transamerica Life Insurance Company	5.44%
	Separate Account VA B
	Cedar Rapids, IA
Flexible Bond Portfolio Service Shares	IDS Life Insurance Corp FBO VUL III Minneapolis, MN	13.28%
	Great West Life & Annuity Insurance Company	10.66%
	FBO Schwab OneSource Annuity
	Greenwood Village, CO
	Nationwide Life Insurance Company	10.44%
	NWPP
	Columbus, OH
	Nationwide Life Insurance Company	9.64%
	NWVAII
	Columbus, OH
	Jefferson National Life Insurance	7.91%
	Louisville, KY
	Principal Life Insurance Company Cust.	7.51%
	FBO Principal Individual – Executive Variable Universal Life
	Des Moines, IA
	Pacific Life Insurance Company	7.10%
	Separate Account A
	Newport Beach, CA
	Ohio National Life Insurance Company	5.03%
	FBO Its Separate Accounts
	Cincinnati, OH

Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Forty Portfolio Service Shares	Nationwide Life Insurance Company NWVAII Columbus, OH	29.08%
	Minnesota Life	19.11%
	St. Paul, MN
	Nationwide Life Insurance Company	18.17%
	NWVA9
	Columbus, OH
	GE Life & Annuity Company	10.81%
	Richmond, VA
	Nationwide Life Insurance Company	9.19%
	NWVLI4
	Columbus, OH
Global Allocation Portfolio – Moderate Service Shares	IDS Life Insurance Corp FBO VUL III Minneapolis, MN	98.17%
Global Research Portfolio Service Shares	NYLIAC Parsippany, NJ	53.13%
	Ohio National Life Insurance Company	19.37%
	FBO Its Separate Accounts
	Cincinnati, OH
	Transamerica Life Insurance Company	14.54%
	Separate Account VA B
	Cedar Rapids, IA
Global Technology Portfolio Service Shares	Nationwide Life Insurance Company NWVAII Columbus, OH	33.78%
	IDS Life Insurance Corp	20.64%
	FBO VUL III
	Minneapolis, MN
	Nationwide Life Insurance Company	15.64%
	NWVA9
	Columbus, OH
	Nationwide Life Insurance Company	8.40%
	NWVLI4
	Columbus, OH
Global Unconstrained Bond Portfolio Service Shares	Janus Capital Group Inc. Denver, CO	76.43%*
	Midland National Life Insurance Company	23.57%
	Separate Account C
	West Des Moines, IA
Janus Aspen INTECH U.S. Low Volatility Portfolio Service Shares	Ohio National Life Insurance Company FBO Its Separate Accounts Cincinnati, OH	96.87%

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Portfolio.

Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Janus Aspen Perkins Mid Cap Value Portfolio Service Shares	Minnesota Life St. Paul, MN	40.77%
	MetLife Insurance Company USA	12.58%
	Hartford, CT
	Lincoln Benefit Life	7.71%
	Newark, NJ
	Zurich American Life Insurance Company	5.76%
	Mercer Island, WA
	Allstate Life Insurance	5.65%
	Palatine, IL
	Nationwide Life Insurance Company	5.45%
	NWPP
	Columbus, OH
Janus Portfolio Service Shares	IDS Life Insurance Corp FBO VUL III Minneapolis, MN	39.30%
	Ohio National Life Insurance Company	19.63%
	FBO Its Separate Accounts
	Cincinnati, OH
	Allmerica Financial Life Insurance and Annuity Company	8.33%
	Topeka, KS
	Security Benefit Life Insurance Company	6.99%
	FBO Unbundled
	Topeka, KS
	Pruco Life Insurance Company	6.38%
	Newark, NJ
Overseas Portfolio Service Shares	Ohio National Life Insurance Company FBO Its Separate Accounts Cincinnati, OH	28.70%
	Minnesota Life	16.50%
	St. Paul, MN
	IDS Life Insurance Corp	10.63%
	FBO VUL III
	Minneapolis, MN
	Nationwide Life Insurance Company	8.17%
	NWVAII
	Columbus, OH
	Nationwide Life Insurance Company	7.61%
	NWVA9
	Columbus, OH
	MetLife Insurance Company USA	6.35%
	Hartford, CT

Form of

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 150 Clayton Lane Denver, CO 80206 on June 14, 2016

Please detach at perforation before mailing.

JANUS ASPEN SERIES	PROXY
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 14, 2016

This Proxy is solicited on behalf of the Trustees of Janus Aspen Series. The undersigned, revoking any previous proxies, hereby appoints Bruce Koepfgen, Stephanie Grauerholz, and Jesper Nergaard or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders (the “Meeting”) of Janus Aspen Series (the “Trust,” each separate series thereof, a “Fund”), to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206 on June 14, 2016 at 9:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment.

Receipt of the Notice of a Joint Special Meeting and the accompanying Joint Proxy Statement is hereby acknowledged. The shares of Janus Aspen Series represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appears on the Proxy Card. If you are signing this Proxy Card for a corporation, estate, trust or in other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	JAN_27755_042116

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Janus Aspen Series

Joint Special Meeting of Shareholders to Be Held on June 14, 2016.

The Joint Proxy Statement for this Meeting is available at:

https://www.proxy-direct.com/jan-27755

FUNDS	FUNDS	FUNDS
Balanced Portfolio Forty Portfolio Global Technology Portfolio Janus Aspen Perkins Mid Cap Value Portfolio	Enterprise Portfolio Global Allocation Portfolio – Moderate Global Unconstrained Bond Portfolio Janus Portfolio	Flexible Bond Portfolio Global Research Portfolio Janus Aspen INTECH U.S. Low Volatility Portfolio Overseas Portfolio

Please detach at perforation before mailing.

When this Proxy Card is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this Proxy Card will be voted “For” the Proposal set forth below.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	To elect eight Trustees:			FOR	WITHHOLD	FOR ALL
				ALL	ALL	EXCEPT
	01. Alan A. Brown	02. William D. Cvengros	03. Raudline Etienne	☐	☐	☐
	04. William F. McCalpin	05. Gary A. Poliner	06. James T. Rothe
	07. William D. Stewart	08. Linda S. Wolf

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY

JAN_27755_042116